EXHIBIT "C"

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE
REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER.

                                     FORM OF

                                 PROMISSORY NOTE

$________                                                    Scottsdale, Arizona

                                                             ______________,1999

     FOR VALUE RECEIVED, CNF Technologies, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of, ___________________, [a ______ corporation with a principal office at _____________________________
[an individual residing at __________________________________________________]
(the "Lender"), the principal sum of __________________________(US $__________)
payable in cash on the earlier of (i) the date the Company completes a private placement of its equity securities which yields net proceeds to the Company of at least $5,000,000; and (ii) June 30, 2001 with the earlier of such dates being the "Maturity Date."

     The entire principal amount together with interest at the rate of ten (10%) percent per annum, shall be paid on the Maturity Date.

     All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, Pacific Standard Time, on the Maturity Date thereof to the Lender at the address set forth above, or such other place as Lender may from time to time designate in writing. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Any failure to repay the principal or interest due hereunder upon the Maturity Date or any failure to adhere to the terms of this Note shall be considered an Event of Default. Upon the occurrence of an Event of Default the entire amount of the indebtedness evidenced by this Note hereby shall be immediately due and payable. Upon the acceleration of the obligations evidenced by this Note and failure by the Borrower to pay amounts then due hereunder, Lender may proceed to protect, exercise and enforce all of its rights and remedies under this Note. The remedies provided in this Note are cumulative and concurrent, may be pursued in any order, separately, successively or together, may be exercised as often as occasion therefor may arise, and shall be in addition to, and not in substitution for, the rights and remedies which would otherwise be vested in Lender for the recovery of damages, or otherwise, in the event of a breach of any of the undertakings of the Borrower hereunder.

     This Note may not be modified, altered or amended, except by an agreement in writing signed by the Borrower and the Lender.

     The Lender may not sell, assign or transfer this Note or any portion hereof.

     This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

     Borrower may not prepay the loan evidenced by this Note, without the consent of the Lender.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without giving effect to its conflicts of law principles.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Note effective as of the date above indicated.

                                   CNF TECHNOLOGIES, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title: